UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Act of 1934

February 18, 2015
(Date of Report)

February 16, 2015
(Date of Most Recent Event)

AFFINITY MEDIAWORKS CORP.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

333-150548
(COMMISSION FILE NO.)

75-3265854
(IRS EMPLOYEE IDENTIFICATION NO.)

34225 N. 27th Drive Building 5, Phoenix, Arizona 85058
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(623) 551-5808
(ISSUER TELEPHONE NUMBER)

5460 Lake Road, Tully, New York 13159
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREMENT.

On February 4, 2015, as set forth in the February 5, 2015 Form 8-K, the Board of Directors for Affinity Mediaworks Corp., a Nevada corporation (the "Corporation"), ratified and approved, amongst other things, the private sale of 20,000 shares of the Series A Preferred Stock, each of which have the voting right to 25,000 votes per share on all matters submitted to a vote of the shareholders, and 58,809,678 shares of Common Stock representing 50.79% of the total outstanding of 116,068,770 Common Stock outstanding of the Corporation post-split as approved by the shareholders in the consents also entered on the same date. The Share Purchase Agreements were entered into between the selling shareholders, below, American Realty Partners, LLC, an Arizona limited liability company ("ARP") as buyer, and the Corporation. These agreements are collectively referred to herein as the "SPAs". The SPAs closed escrow on February 13, 2015 with the receipt of medallion signed transfers of the restricted certificates.

As a result of the sale, American Realty Partners, LLC, an Arizona limited liability company ("ARP"), acquired the following shares of common stock in the Corporation subject to any and all applicable restrictions and rights and obligations under the Bylaws of the Corporation and the Certificate of Incorporation, as amended:

  Aquamarine Holdings, LLC           9,000,000 Common Shares (split down to 9,000 pre-closing)
  Dunlap Consulting, LLC                9,000,000 Common Shares (split down to 9,000 pre-closing)
  Nutmeg State Realty, LLC             9,000,000 Common Shares (split down to 9,000 pre-closing)
  Carson Holdings, LLC                    6,700,000 Common Shares (split down to 6,700 pre-closing)
  Calypso Ventures, LLC                  6,250,000 Common Shares (split down to 6,250 pre-closing)
  Bengal Holdings, Inc.                     6,250,000 Common Shares (split down to 6,250 pre-closing)
  Gabon Investments, Inc                  6,250,000 Common Shares (split down to 6,250 pre-closing)
  Friction & Heat, LLC                     6,250,000 Common Shares (split down to 6,250 pre-closing)
  Cortland Comm., LLC                   109,678 Common Shares (split down to 109.678 pre-closing)

  These common shares, in the aggregate, account for 58,809,678 shares pre-split (58,809.678 post-split), or 50.79% of the common shares outstanding of the Corporation. In addition, ARP acquired 20,000 of the Series A Preferred Stock from Cortland Communications, LLC. As a result of this transaction, a change of control of the Corporation has taken place.

  ITEM 5.01 CHANGE IN CONTROL OF REGISTRANT

  As a result of the closing of the SPAs, ARP acquired control by virtue of taking title to 58,809,678 shares pre-split (58,809.678 post-split), or 50.79% of the common shares outstanding of the Corporation, and 20,000 of the Series A Preferred Stock, each of which carry supermajority voting rights. The amount of consideration paid by ARP to each selling shareholder is as follows:

  Aquamarine Holdings, LLC           $1,800.00
  Dunlap Consulting, LLC                $1,800.00
  Nutmeg State Realty, LLC             $1,800.00
  Carson Holdings, LLC                   $1.00
  Calypso Ventures, LLC                  $1.00
  Bengal Holdings, Inc.                     $1.00
  Gabon Investments, Inc                  $1.00
  Friction & Heat, LLC                     $1.00
  Cortland Comm., LLC                    $319,595.00

  The source of funds for the acquisition was cash paid by ARP. There are no arrangements or understandings among members of both the former and new control groups and their associated with respect to election of directors or other matters. There are no beneficial owners of ARP.

  ITEM 5.02 ELECTION OF DIRECTORS AND APPOINTMENT OF OFFICERS

  (A) Board of Directors

  (i) Sean Zarinegar - Chairman of the Board. On February 16, 2015, ARP consented to certain action in lieu of a meeting pursuant to Section I of the Bylaws for the Corporation. ARP consented to the appointment of Sean Zarinegar as its sole member of the Board of Directors at this time, and as Chairman of the Board. Mr. Zarinegar brings more than twenty years of experience in operations, evaluation, investment and management of real estate assets and is responsible for new asset origination, evaluation, analysis and due diligence, as well as overall executive direction.

  Mr. Zarinegar brings investment experience to the company as well as experience having formed successful business partnerships and has acquired a talented team of experts necessary to support ongoing and future projects and opportunities. Mr. Zarinegar has been an active real estate investor in Arizona, as well as Colorado and Southern California, and has been tasked by the Corporation in leading efforts to convert the Corporation to a Real Estate Investment Trust consistent with 26 USC Section 856.

  Mr. Zarinegar is focused on maximizing the tremendous opportunity in the Phoenix, Arizona real estate market. With the decades of experience behind him, along with a severely depressed real estate market, the opportunities are abundant. Mr. Zarinegar is subject to consent cease and desist orders issued by the Kansas Securities Commission and Alabama Securities Commission. Mr. Zarinegar's compensation as the Chairman of the Board is to be determined at a later date. The Board of Directors appointed Eric Stoffers as Chief Executive Officer and President, and Bill Deegan as Chief Financial Officer and Treasurer Mr. Zarinegar's compensation will be determined at the next special or annual meeting of the shareholders.

  (B) Officers

  (i) Eric Stoffers - Chief Executive Officer and President. Mr. Stoffers has fifteen years of experience across the spectrum of real estate, including sales, recapitalization, dispositions, acquisitions, and development. Mr. Stoffers was responsible for outsourcing acquisitions of commercial properties internationally for several companies including GIOSTAR for the DevelopCabo.com project. He was also at the forefront of expansion with the emerging company NASDAQ: (PFCB), both as General Manager and in business development where he opened sixteen new locations in two years, giving him the incredible knowledge that led him to open his own real estate investment company in 2006, after finding personal real estate investment success in 2004. Mr. Stoffers holds a degree in Small Business Administration and Hotel Restaurant Management from Northern Arizona University. He is a licensed Real Estate Agent in the state of Arizona. The Corporation is in the process of negotiating terms of compensation with Mr. Stoffers.

  (ii) Bill Deegan - Chief Financial Officer and Treasurer. Mr. Deegan brings more than thirty years of real estate development, accounting, finance and sales experience to the Corporation. Mr. Deegan served as Senior Vice President of a major public authority in New York State with more than $2 billion in real estate assets. In the private sector he participated in the development of single-family and resort properties in Central America, was involved in the syndication and distribution of real estate limited partnerships and real estate investment trusts with Merrill Lynch and Smith Barney, and has consulted with Performance Realty Management on the implementation of business strategies designed to enhance shareholder value. The Corporation is in the process of negotiating terms of compensation with Mr. Deegan.

  (iii) Joanna Kirby - Secretary. Ms. Kirby has more than ten years' experience in the corporate world. She started her corporate career working events for Washington & Lee University, including events for Virginia Military Institute, the Marine Corps, Washington & Lee University Law School, and many other high-end private events. She continued her career by moving into culinary school at The Art Institute of Salt Lake City. The Corporation is in the process of negotiating terms of compensation with Ms. Kirby.

  Exhibit Description

  (d) Exhibits

  Exhibit    Description

  10.1        Written Consent of Shareholder

  10.2        Resolution of the Board of Directors

  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  AFFINITY MEDIAWORKS CORP.

  By: /s/ Eric Stoffers
  Chief Executive Officer
  President
  Dated: February 18, 2015